UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 1, 2019

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton HM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                           Emerging growth company     ____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.  ____

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

The registrant entered into an Employment Agreement with Juan C. Andrade to become Chief Operating Officer of Everest Re Group, Ltd. effective September 3, 2019.  Effective January 1, 2020, Mr. Andrade will succeed Dominic J. Addesso as President and Chief Executive Officer of Everest Re Group, Ltd.  A copy of the news release is furnished herewith as Exhibit 99.1 and a copy of the Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.  The material terms of the Employment Agreement are as follows:

Term:   September 3, 2019 through and including December 31, 2022.
Annual Salary:    $1,250,000 per year.
Annual Incentive Bonus:    Eligible to participate in an executive performance bonus program or plan established by the Board of Directors.  The target value of the annual non-equity incentive will be 200% of base salary.  For 2019, he is eligible for a payment of $1,400,000.
Executive Stock Based Incentive Plan:     Eligible to participate in Executive Stock Based Incentive Plan with a target value of 300% of base salary.
Sign On Equity Grant:    Entitled to a sign on equity grant with a target value of $10,000,000, subject to approval and award by the Compensation Committee of the Group Board of Directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated August 1, 2019

	10.1	Employment Agreement with Juan C. Andrade dated August 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ KEITH T. SHOEMAKER
Keith T. Shoemaker
Senior Vice President and Comptroller

Dated:  August 6, 2019

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of registrant,
	dated August 1, 2019	5

10.1	Employment agreement with
	Juan C. Andrade dated August 1, 2019	6